UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2016

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2016, EPR Properties (the "Company") entered into a Note Purchase Agreement, dated as of August 1, 2016 (the "Note Purchase Agreement"), by and among the Company and certain institutional purchasers (the "Purchasers") of the Company's to-be-issued 4.35% Series A Guaranteed Senior Notes due August 22, 2024 (the "Series A Notes") and 4.56% Series B Guaranteed Senior Notes due August 22, 2026 (the "Series B Notes" and, together with the Series A Notes, the "Notes"). The Note Purchase Agreement provides that the Company will issue and sell to the Purchasers in a private placement exempt from registration under the Securities Act of 1933, as amended, (i) $148 million in aggregate principal amount of the Series A Notes on August 22, 2016, and (ii) $192 million in aggregate principal amount of the Series B Notes on August 22, 2016.

The Series A Notes will bear interest at the rate of 4.35% per annum from the date of issuance, payable semi-annually on February 22 and August 22 of each year, commencing on February 22, 2017. The Series B Notes will bear interest at the rate of 4.56% per annum from the date of issuance, payable semi-annually on February 22 and August 22 of each year, commencing on February 22, 2017.

The Notes will be senior unsecured obligations of the Company and will rank equal in right to payment with all other senior unsecured indebtedness of the Company. The Company will use the proceeds from the sale of the Notes to refinance existing indebtedness and for general corporate purposes.

Certain subsidiaries of the Company will guarantee the payment and performance of the Company's obligations under the Notes and the Note Purchase Agreement pursuant to a Subsidiary Guaranty Agreement, substantially in the form attached to the Note Purchase Agreement. Those guarantor subsidiaries will be the same subsidiaries that are co-borrowers or guarantors under the Company's combined unsecured revolving credit and term loan facility and outstanding senior unsecured notes. If any other subsidiaries of the Company subsequently become a co-borrower or guarantor under the foregoing credit facility or senior unsecured notes, such subsidiaries must likewise guarantee the Company's obligations under the Notes and the Note Purchase Agreement.

The Note Purchase Agreement contains affirmative and negative covenants customary for such agreements, including, among other covenants, restrictions on (i) transactions with affiliates, (ii) mergers, consolidations, sales of assets and other arrangements, (iii) lines of business, and (iv) incurrence of liens. The Note Purchase Agreement also contains various financial covenants for the Company and its consolidated subsidiaries, including (i) limiting unsecured indebtedness to 60% of unencumbered asset value, (ii) limiting total indebtedness to 60% of total asset value (or, in certain limited circumstances, 65% of total asset value), (iii) limiting secured indebtedness to 35% of total asset value, and (iv) maintaining EBITDA equal to at least 150% of fixed charges. The Note Purchase Agreement also incorporates certain financial covenants from the Company's combined unsecured revolving credit and term loan facility, and provides that any financial covenants added in the future under the foregoing credit facility will apply to the Notes and be incorporated into the Note Purchase Agreement.

The Note Purchase Agreement contains customary events of default, including, without limitation, payment defaults; covenant defaults; material inaccuracy of representations and warranties; bankruptcy and other insolvency events; cross defaults to other indebtedness in excess of $75 million; and entry of certain judgments not appealed or satisfied.

The Note Purchase Agreement provides that the Company may, at its option, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus accrued but unpaid interest to the date of prepayment and a "make-whole amount" determined for the prepayment date with respect to such principal amount. The make-whole amount is an amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the principal amount of the Notes to be prepaid over the principal amount of such Notes, with the discounted value based on a discount factor equal to 0.50% over the yield to maturity of U.S. Treasury securities having a remaining average life comparable to the principal amount to be prepaid. The Company is required to offer to repay the Notes at par upon a "change in control" (as defined in the Note Purchase Agreement), but without payment of a make-whole amount.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2016, the Company announced its results of operations and financial condition for the second quarter and six months ended June 30, 2016. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.

In addition, on August 3, 2016, the Company made available on its website supplemental operating and financial data for the second quarter and six months ended June 30, 2016, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.
The information set forth in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Note Purchase Agreement, dated as of August 1, 2016, by and among EPR Properties and the purchasers named therein.

99.1	Press Release dated August 3, 2016 issued by EPR Properties announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2016.

99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2016, made available by EPR Properties on August 3, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Executive Vice President, Treasurer and Chief Financial Officer
Date: August 3, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Note Purchase Agreement, dated as of August 1, 2016, by and among EPR Properties and the purchasers named therein.

99.1	Press Release dated August 3, 2016 issued by EPR Properties announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2016.

99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2016, made available by EPR Properties on August 3, 2016.